INVESTOR FINANCIAL SUPPLEMENT
March 31, 2013

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 25, 2013
Address:
One Hartford Plaza		A.M. Best	Fitch	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A-	A-	A-	A3
Internet address:	Hartford Life and Accident Insurance Company	A-	A-	A-	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A-	A-	BBB+	Baa2

Other Ratings:
The Hartford Financial Services Group, Inc.:
Contacts:	Senior debt	bbb+	BBB	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 43006	250 Royall Street
	Providence, RI 02940-3006	Canton, MA 02021
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Form 10-Q/A.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i

CONSOLIDATED	Consolidated Financial Results	1	MUTUAL FUNDS	Income Statements	20
	Operating Results by Segment	2		Supplemental Data - Asset Value Rollforward - Assets Under Management - By Distribution Channel	21
	Consolidated Statements of Operations	3		Supplemental Data - Asset Value Rollforward - Assets Under Management - By Asset Class	22
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8	TALCOTT RESOLUTION	Financial Highlights	23
				Supplemental Data	24
				U.S. Annuity
				Supplemental Data - Account Value Rollforward	25
				International Annuity
PROPERTY & CASUALTY	Income Statements	9		Supplemental Data - Account Value Rollforward	26
	Underwriting Ratios	10		Supplemental Data - Annuity Death and Living Benefits	27
	P&C Commercial
	Underwriting Results	11
	Underwriting Ratios	12
	Supplemental Data	13
	Consumer Markets		CORPORATE	Income Statements	28
	Underwriting Results	14
	Underwriting Ratios	15
	Supplemental Data	16
	P&C Other Operations		CONSOLIDATED INVESTMENTS	Investment Earnings Before-tax	29
	Underwriting Results	17		Net Investment Income by Segment	30
				Components of Net Realized Capital Gains (Losses)	31
				Composition of Invested Assets	32
GROUP BENEFITS	Income Statements	18		Invested Asset Exposures	33
	Supplemental Data	19

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
All amounts are in millions, except for per share and ratio information unless otherwise stated.
The Company currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category. Financial results for the former Individual Life and Retirement Plans segments are reported in the Talcott Resolution segment.
Property & Casualty ("P&C") is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations. P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution includes U.S. Annuity, International Annuity, Institutional, Private Placement Life Insurance and the former Individual Life and Retirement Plans businesses.
The Company includes in Corporate the Company's debt financing and related interest expense, as well as other capital raising activities; banking operations; and certain purchase accounting adjustments and other charges not allocated to the segments.
The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and P&C. Life consists of the Mutual Funds, Group Benefits, Talcott Resolution, and an Other category. P&C consists of the P&C Commercial, Consumer Markets and P&C Other Operations. Corporate primarily includes the Company's debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represents the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
Accumulated other comprehensive income (“AOCI”) represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.
Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.
Full surrender rates are an internal measure of contract surrenders calculated using annualized full surrenders divided by a two-point average of annuity account values. The full surrender rate represents full contract liquidation and excludes partial withdrawals.

i

Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.
Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
NM-Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that the measure core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth at pages 11 and 14, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. the Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, certain of the segment's operating performance. ROA is the most directly comparable U.S. GAAP measure. We believes that the measure ROA, core earnings, provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.

ii

After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. after-tax margin is the most directly comparable U.S. GAAP measure. We believe that the measure after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.

iii

CONSOLIDATED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
HIGHLIGHTS
Net income (loss) [1] [2]	$(241)	$(46)	$13	$(101)	$96
Core earnings	$456	$265	$435	$277	$426
Total revenues [3]	$9,178	$7,735	$6,442	$4,574	$7,661
Total assets	$297,021	$298,513	$308,721	$303,977	$310,548
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.20
Core earnings available to common shareholders	$1.02	$0.58	$0.98	$0.61	$0.94
Diluted earnings (losses) per common share [4]
Net income (loss) available to common shareholders [5]	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18
Core earnings available to common shareholders	$0.92	$0.54	$0.90	$0.57	$0.87
Weighted average common shares outstanding (basic)	436.3	436.2	435.8	438.2	440.7
Dilutive effect of stock compensation	3.9	3.0	2.1	1.5	1.9
Dilutive effect of warrants	31.7	28.7	23.8	25.1	26.4
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	471.9	467.9	461.7	464.8	469.0
Dilutive effect of assumed conversion of preferred shares [5]	21.2	21.0	21.0	21.0	20.9
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	493.1	488.9	482.7	485.8	489.9
Common shares outstanding	435.3	436.3	436.1	435.6	440.9
Book value per common share	$46.78	$50.17	$51.42	$49.14	$46.99
Per common share impact of accumulated other comprehensive income ("AOCI")	$3.79	$6.51	$7.55	$5.18	$3.01
Book value per common share (excluding AOCI)	$42.99	$43.66	$43.87	$43.96	$43.98
Book value per diluted share	$42.43	$45.80	$47.34	$45.59	$43.25
Per diluted share impact of AOCI	$3.34	$5.80	$6.79	$4.68	$2.70
Book value per diluted share (excluding AOCI)	$39.09	$40.00	$40.55	$40.91	$40.55
Common shares outstanding and dilutive potential common shares	493.0	490.1	485.5	481.7	491.9
FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI)	(1.8)%	(0.2)%	0.6%	0.8%	1.5%
ROE (core earnings last 12 months to common stockholder equity excluding AOCI)	7.3%	7.0%	7.2%	6.4%	5.1%
Debt to capitalization, including AOCI	23.2%	24.1%	23.7%	24.5%	22.6%
Annualized investment yield, after tax	3.0%	2.9%	2.9%	3.1%	3.0%

[1]	Includes loss on extinguishment of debt in the first quarter of 2013 and the second quarter of 2012. For further information see Capital Structure, footnote [1] set forth at page 5.

[2]
Includes $25 loss from disposal, after tax recognized in the first quarter of 2013 related to the sale of the Retirement Plans business; includes $388 loss from disposal, after tax recognized in the third quarter of 2012 related to the sale of the Individual Life business.

[3]
Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses.

[4]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[5]
The impact of applying the "if-converted" method to the The Hartford's mandatory convertible preferred stock was anti-dilutive to net income available to common shareholders for the three months ended September 30, 2012 and March 31, 2012 and therefore these shares were excluded from the calculation. On April 1, 2013 The Hartford's mandatory convertible preferred stock converted to 21.2 million shares of common stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
P&C Commercial	$224	$26	$161	$162	$162
Consumer Markets	73	11	93	(47)	102
P&C Other Operations	21	17	21	(14)	20
Total Property & Casualty core earnings	$318	$54	$275	$101	$284
Group Benefits core earnings	30	39	23	34	5
Mutual Funds core earnings	20	16	19	19	20
Talcott Resolution core earnings	161	211	194	203	219
Corporate core losses	(73)	(55)	(76)	(80)	(102)
CONSOLIDATED CORE EARNINGS	$456	$265	$435	$277	$426
Add: Unlock benefit (charge), after-tax [1]	$(541)	$42	$(79)	$(146)	$214
Add: Restructuring and other costs, after tax	(12)	(58)	(34)	(31)	(6)
Add: Loss from discontinued operations, after tax	—	(1)	(2)	(1)	(1)
Add: Loss on extinguishment of debt, after tax	(138)	—	—	(587)	—
Add: Net reinsurance loss on dispositions, after tax	(25)	—	(388)	—	—
Add: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	19	(294)	81	387	(537)
Net income (loss)	$(241)	$(46)	$13	$(101)	$96
PER SHARE DATA
Diluted earnings (losses) per common share:
Core earnings available to common shareholders	$0.92	$0.54	$0.90	$0.57	$0.87
Net income (loss) available to common shareholders	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18
[1] For additional information, refer to Unlock Attribution presented on page 8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Earned premiums	$3,252	$3,388	$3,401	$3,400	$3,442
Fee income	707	1,066	1,118	1,114	1,134
Net investment income (loss):
Securities available-for-sale and other	856	1,040	1,030	1,097	1,070
Equity securities, trading [2]	2,700	2,676	710	(1,687)	2,866
Total net investment income (loss)	3,556	3,716	1,740	(590)	3,936
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses [1]	(33)	(188)	(59)	(106)	(36)
OTTI losses recognized in other comprehensive income	12	3	22	8	7
Net OTTI losses recognized in earnings	(21)	(185)	(37)	(98)	(29)
Net realized capital gains on business dispositions	1,574	—	—	—	—
Other net realized capital gains (losses)	42	(324)	156	687	(881)
Total net realized capital gains (losses)	1,595	(509)	119	589	(910)
Other revenues	68	74	64	61	59
Total revenues	9,178	7,735	6,442	4,574	7,661
Benefits, losses and loss adjustment expenses	2,665	3,320	3,271	3,621	3,038
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [2]	2,700	2,676	710	(1,686)	2,864
Amortization of DAC	1,336	547	566	554	321
Insurance operating costs and other expenses	1,014	1,252	1,222	1,261	1,303
Loss on extinguishment of debt	213	—	—	910	—
Reinsurance loss on dispositions [3]	1,574	—	533	—	—
Interest expense	107	109	109	115	124
Restructuring and other costs [4]	18	89	53	48	9
Total benefits and expenses	9,627	7,993	6,464	4,823	7,659
Income (loss) from continuing operations before income taxes	(449)	(258)	(22)	(249)	2
Income tax benefit	(208)	(213)	(37)	(149)	(95)
Income (loss) from continuing operations, after tax	(241)	(45)	15	(100)	97
Loss from discontinued operations, after tax	—	(1)	(2)	(1)	(1)
Net income (loss)	$(241)	$(46)	$13	$(101)	$96
Less: Unlock benefit (charge), after tax [5]	(541)	42	(79)	(146)	214
Less: Restructuring and other costs, after tax	(12)	(58)	(34)	(31)	(6)
Less: Loss from discontinued operations, after tax	—	(1)	(2)	(1)	(1)
Less: Loss on extinguishment of debt, after tax	(138)	—	—	(587)	—
Less: Net reinsurance loss on dispositions, after tax	(25)	—	(388)	—	—
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	19	(294)	81	387	(537)
Core earnings	$456	$265	$435	$277	$426

[1]	Includes $177 of intent-to-sell impairment losses relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended December 31, 2012.

[2]
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[3]	Includes goodwill impairment of $156 and $342 in the first quarter of 2013 and the third quarter of 2012, respectively.

[4]	Restructuring and other costs is comprised of severance benefits and related costs, professional fees, asset impairment charges and other contract termination charges.
[5]The Unlock recorded in the periods presented affected each income statement line item as follows:

Earned premiums	$(1)	$(5)	$(3)	$1	$—
Fee income	2	7	14	7	(2)
Benefits, losses and loss adjustment expenses	(71)	(163)	56	143	(208)
Amortization of DAC	904	100	79	89	(124)
Income tax expense (benefit)	(291)	23	(45)	(78)	116
Unlock benefit (charge), after tax	$(541)	$42	$(79)	$(146)	$214

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF MARCH 31, 2013 and DECEMBER 31, 2012

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Mar. 31 2013	Dec. 31 2012	Mar. 31 2013	Dec. 31 2012	Mar. 31 2013	Dec. 31 2012	Mar. 31 2013	Dec. 31 2012
Investments
Fixed maturities, available-for-sale, at fair value	$42,130	$58,889	$26,756	$26,491	$781	$542	$69,667	$85,922
Fixed maturities, at fair value using the fair value option	968	1,075	14	12	—	—	982	1,087
Equity securities, trading, at fair value	28,099	28,933	—	—	—	—	28,099	28,933
Equity securities, available-for-sale, at fair value	496	512	246	263	120	115	862	890
Mortgage loans	4,226	5,661	1,003	1,050	—	—	5,229	6,711
Policy loans, at outstanding balance	1,421	1,997	—	—	—	—	1,421	1,997
Limited partnerships and other alternative investments	1,441	1,452	1,617	1,563	—	—	3,058	3,015
Other investments	958	961	131	130	19	23	1,108	1,114
Short-term investments	2,129	2,947	994	802	1,289	832	4,412	4,581
Total investments	$81,868	$102,427	$30,761	$30,311	$2,209	$1,512	$114,838	$134,250
Cash	1,795	2,231	185	190	5	—	1,985	2,421
Premiums receivable and agents’ balances	299	344	3,285	3,198	—	—	3,584	3,542
Reinsurance recoverables	19,638	1,912	2,757	2,754	—	—	22,395	4,666
DAC	1,886	5,177	545	548	—	—	2,431	5,725
Deferred income taxes	780	55	377	395	1,510	1,492	2,667	1,942
Goodwill	149	236	119	119	230	299	498	654
Property and equipment, net	290	348	622	620	9	9	921	977
Other assets	1,281	1,600	1,048	967	222	200	2,551	2,767
Separate account assets	145,151	141,569	—	—	—	—	145,151	141,569
Total assets	$253,137	$255,899	$39,699	$39,102	$4,185	$3,512	$297,021	$298,513
Future policy benefits, unpaid losses and loss adjustment expenses	20,131	19,276	21,550	21,716	—	—	$41,681	$40,992
Other policyholder funds and benefits payable	41,044	41,979	—	—	—	—	41,044	41,979
Other policyholder funds and benefits payable— International variable annuities	28,088	28,922	—	—	—	—	28,088	28,922
Unearned premiums	174	174	5,134	4,972	(1)	(1)	5,307	5,145
Debt	—	—	—	—	6,327	7,126	6,327	7,126
Consumer notes	132	161	—	—	—	—	132	161
Other liabilities	4,267	6,800	2,208	1,675	1,896	1,697	8,371	10,172
Separate account liabilities	145,151	141,569	—	—	—	—	145,151	141,569
Total liabilities	$238,987	$238,881	$28,892	$28,363	$8,222	$8,822	$276,101	$276,066
Common equity, excluding AOCI	12,370	14,176	9,541	9,332	(3,196)	(4,460)	18,715	19,048
Preferred stock [2]	—	—	—	—	556	556	556	556
AOCI, after tax	1,780	2,842	1,266	1,407	(1,397)	(1,406)	1,649	2,843
Total stockholders’ equity	14,150	17,018	10,807	10,739	(4,037)	(5,310)	20,920	22,447
Total liabilities and equity	$253,137	$255,899	$39,699	$39,102	$4,185	$3,512	$297,021	$298,513

[1]	For a description of Life, Property & Casualty and Corporate, refer to the Basis of Presentation on page i.

[2]	The preferred stock converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
DEBT
Short-term debt	$520	$320	$320	$—	$—
Senior notes	4,707	5,706	5,706	6,025	4,481
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,739
Total debt [1][2]	$6,327	$7,126	$7,126	$7,125	$6,220
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$18,715	$19,048	$19,131	$19,149	$19,390
Preferred stock	556	556	556	556	556
AOCI	1,649	2,843	3,295	2,256	1,328
Total stockholders’ equity	$20,920	$22,447	$22,982	$21,961	$21,274
CAPITALIZATION
Total capitalization, including AOCI, after tax	$27,247	$29,573	$30,108	$29,086	$27,494
Total capitalization, excluding AOCI, after tax	$25,598	$26,730	$26,813	$26,830	$26,166
DEBT TO CAPITALIZATION RATIOS [2]
Total debt to capitalization, including AOCI	23.2%	24.1%	23.7%	24.5%	22.6%
Total debt to capitalization, excluding AOCI	24.7%	26.7%	26.6%	26.6%	23.8%
Total rating agency adjusted debt to capitalization [3] [4]	26.6%	27.4%	26.3%	27.3%	26.5%

[1]
On April 18, 2013, the Company issued $300 of 4.3% senior notes due in 2043. On March 26, 2013, the Company repurchased approximately $800 of outstanding senior debentures. On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 of junior subordinated debentures. The Company used the proceeds from the 2012 debt offering to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion.

[2]
The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $132, $161, $190, $254 and $310 as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

[3]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.6 billion, $1.7 billion, $1.5 billion, $1.5 billion and $1.5 billion for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

[4]
Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31 2013	[3]	Dec. 31 2012	[4]
Property & Casualty U.S. statutory net income [1]	$466		$883
Life U.S. statutory net income [1] [2]	$2,381		$592
Property & Casualty U.S. statutory capital and surplus [1]	$7,948		$7,645
GAAP adjustments
DAC	545		548
Benefit reserves	(51)		(53)
GAAP unrealized losses on investments, after tax	1,186		1,314
Goodwill	119		119
Non-admitted assets	806		914
Other, net	254		252
Property & Casualty GAAP stockholders’ equity	$10,807		$10,739
Life U.S. statutory capital and surplus [1]	$7,599		$6,410
GAAP adjustments
Investment in subsidiaries	2,759		3,045
DAC	1,885		5,177
Deferred taxes	(592)		(1,610)
Benefit reserves	(4,541)		(1,014)
Unrealized losses on investments, net of impairments	2,439		4,071
Asset valuation reserve and interest maintenance reserve	903		934
Goodwill	151		236
Other, net	3,547		(231)
Life GAAP stockholders’ equity	$14,150		$17,018

[1]	For a description of Life and Property & Casualty, please refer to the Basis of Presentation on page i.

[2]	Net income does not include capital gains and losses on hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

[3]	Statutory net income is for the three months ended March 31, 2013.

[4]	Statutory net income is for the year ended December 31, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Fixed maturities net unrealized gain	$2,484	$3,402	$3,373	$2,507	$1,793
Equities net unrealized gain (loss)	45	16	8	(8)	(41)
OTTI losses recognized in AOCI	(32)	(47)	(59)	(94)	(107)
Net deferred gain on cash flow hedging instruments	320	428	543	544	463
Total net unrealized gain	$2,817	$3,799	$3,865	$2,949	$2,108
Foreign currency translation adjustments	186	406	582	494	438
Pension and other postretirement adjustment	(1,354)	(1,362)	(1,152)	(1,187)	(1,218)
Total AOCI	$1,649	$2,843	$3,295	$2,256	$1,328

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED MARCH 31, 2013
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$548	$43	$22	$1,823	$993	$51	$2,245	$5,725
Deferred costs	307	10	9	6	—	—	—	332
Amortization — DAC	(310)	(8)	(9)	(84)	(20)	(1)	—	(432)
Amortization — DAC unlock charge, before tax [2]	—	—	—	(17)	(887)	—	—	(904)
Amortization — DAC related to business dispositions [3] [4]	—	—	—	—	—	—	(2,229)	(2,229)
Adjustments to unrealized gains/losses on securities available-for-sale and other	—	—	1	24	—	—	—	25
Effect of currency translation adjustment	—	—	—	—	(86)	—	—	(86)
Balance, end of period	$545	$45	$23	$1,752	$—	$50	$16	$2,431

[1]
Talcott Resolution Other includes DAC balances and activity related to the private placement life insurance ("PPLI"), Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[2]
International Annuity's unlock charge in the first quarter of 2013 relates to elimination of future estimated gross profits on the Japan variable annuity block due to the increased costs associated with expanding the Japan variable annuity hedging program.

[3]	Includes accelerated amortization of $352 and $2,374 in the first quarter of 2013 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively.

[4]
Includes previously unrealized gains on securities available-for-sale of $148 and $349 recognized in the first quarter of 2013 upon the sale of the Retirement Plans and Individual Life businesses, respectively.

UNLOCK ATTRIBUTION

	THREE MONTHS ENDED MARCH 31, 2013
	Talcott Resolution
	U.S. Annuity	International Annuity	Total
Assumption changes	(33)	(651)	(684)
Market performance and other attributes [1]	36	107	143
Unlock benefit (charge), after tax [2]	$3	$(544)	$(541)

[1]
Other attributes include non-market components such as lapses. For the three months ended March 31, 2013, market performance was partially offset by lapses due to the implementation of the U.S. Annuity Enhanced Surrender Value initiative.

[2] Represents unlock impacts on net income (loss), inclusive of DAC, sales inducement amortization, unearned revenue reserves and other components.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING RESULTS
Written premiums	$2,523	$2,314	$2,512	$2,472	$2,549
Change in unearned premium reserve	98	(165)	18	18	83
Earned premiums	2,425	2,479	2,494	2,454	2,466
Losses and loss adjustment expenses
Current accident year before catastrophes	1,536	1,660	1,717	1,590	1,601
Current accident year catastrophes	32	335	10	290	71
Prior year development	14	9	(33)	49	(29)
Total losses and loss adjustment expenses	1,582	2,004	1,694	1,929	1,643
Amortization of DAC	310	317	313	315	314
Underwriting expenses	375	381	367	388	403
Dividends to policyholders	4	6	5	5	(2)
Underwriting gain (loss)	154	(229)	115	(183)	108
Net investment income	312	301	295	319	317
Net realized capital gains (losses)	51	40	16	(21)	61
Other expense	(24)	(33)	(35)	(17)	(35)
Restructuring and other costs	—	—	(1)	(5)	—
Income from continuing operations before income taxes	493	79	390	93	451
Income tax expense (benefit)	142	(2)	106	8	126
Income from continuing operations, after tax	351	81	284	85	325
Income (loss) from discontinued operations, after tax	—	(1)	(2)	(1)	(1)
Net income	351	80	282	84	324
Less: Restructuring and other costs, after tax	—	—	(1)	(3)	—
Less: Loss from discontinued operations, after tax	—	(1)	(2)	(1)	(1)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	33	27	10	(13)	41
Core earnings	$318	$54	$275	$101	$284

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING GAIN (LOSS)	$154	$(229)	$115	$(183)	$108
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	63.3	67.0	68.8	64.8	64.9
Current accident year catastrophes	1.3	13.5	0.4	11.8	2.9
Prior year development	0.6	0.4	(1.3)	2.0	(1.2)
Total losses and loss adjustment expenses	65.2	80.8	67.9	78.6	66.6
Expenses	28.2	28.2	27.3	28.6	29.1
Policyholder dividends	0.2	0.2	0.2	0.2	(0.1)
Combined ratio	93.6	109.2	95.4	107.5	95.6
Catastrophes
Current year	1.3	13.5	0.4	11.8	2.9
Prior year	0.1	—	(0.3)	(2.0)	(0.4)
Catastrophe ratio	1.4	13.6	0.1	9.9	2.4
Combined ratio before catastrophes	92.2	95.7	95.3	97.6	93.2
Combined ratio before catastrophes and prior year development	91.8	95.4	96.3	93.6	93.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING RESULTS
Written premiums	$1,645	$1,454	$1,552	$1,516	$1,687
Change in unearned premium reserve	116	(114)	(30)	(36)	130
Earned premiums	1,529	1,568	1,582	1,552	1,557
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	968	1,067	1,089	995	1,027
Current accident year catastrophes [2]	6	209	10	74	32
Prior year development [3] [4]	8	18	15	19	20
Total losses and loss adjustment expenses	982	1,294	1,114	1,088	1,079
Amortization of DAC	227	234	231	231	231
Underwriting expenses	225	227	218	235	245
Dividends to policyholders [5]	4	6	5	5	(2)
Underwriting gain (loss)	$91	$(193)	$14	$(7)	$4

[1]
The three months ended December 31, 2012 included current accident year reserve strengthening of $28 predominantly related to workers' compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of $39 predominantly related to workers' compensation business and auto liability claims.

[2]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $207 related to Storm Sandy.

[3]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

Auto liability	$15	$11	$14	$19	$12
Professional liability	1	—	22	9	9
Package business	(11)	14	(2)	(16)	(16)
Workers’ compensation	18	9	18	43	8
General liability	(19)	(11)	(36)	(24)	(16)
Fidelity and surety	(5)	(12)	(8)	10	1
Commercial property	(4)	(3)	1	4	(10)
Change in workers' compensation discount, including accretion	8	7	8	8	29
Catastrophes [4]	—	1	(2)	(39)	3
Other reserve re-estimates, net	5	2	—	5	—
Total prior year development	$8	$18	$15	$19	$20

[4]	The three months ended June 30, 2012 includes one time reserve releases on certain prior year catastrophes primarily related to 2001 World Trade Center workers’ compensation claims.

[5]	The three months ended March 31, 2012 included a decrease in prior dividends of $8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING GAIN (LOSS)	$91	$(193)	$14	$(7)	$4
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.3	68.0	68.8	64.1	66.0
Current accident year catastrophes [2]	0.4	13.3	0.6	4.8	2.1
Prior year development [3]	0.5	1.1	0.9	1.2	1.3
Total losses and loss adjustment expenses	64.2	82.5	70.4	70.1	69.3
Expenses	29.6	29.4	28.4	30.0	30.6
Policyholder dividends	0.3	0.4	0.3	0.3	(0.1)
Combined ratio	94.0	112.3	99.1	100.5	99.7
Catastrophes
Current year [2]	0.4	13.3	0.6	4.8	2.1
Prior year	—	0.1	(0.1)	(2.5)	0.2
Catastrophe ratio	0.4	13.4	0.5	2.3	2.2
Combined ratio before catastrophes	93.7	98.9	98.6	98.2	97.5
Combined ratio before catastrophes and prior year development	93.1	97.8	97.5	94.5	96.4

[1]
The three months ended December 31, 2012 included current accident year reserve strengthening of 1.8 points, predominantly related to workers’ compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of 2.5 points, predominantly related to workers' compensation business and auto liability claims.

[2]	Included in current accident year catastrophes in the three months ended December 31, 2012 was 13.2 points related to Storm Sandy.

[3]	For a summary of (favorable) unfavorable prior year loss reserve development, refer to footnote 3 on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
WRITTEN PREMIUMS
Small Commercial	$842	$705	$728	$769	$815
Middle Market	546	545	557	512	581
Specialty	248	195	259	227	283
Other	9	9	8	8	8
Total	$1,645	$1,454	$1,552	$1,516	$1,687
EARNED PREMIUMS
Small Commercial	$754	$760	$755	$738	$726
Middle Market	530	559	565	562	577
Specialty	236	243	253	244	245
Other	9	6	9	8	9
Total	$1,529	$1,568	$1,582	$1,552	$1,557
SMALL COMMERCIAL
Combined ratio	89.9	111.2	93.6	94.8	97.3
Combined ratio before catastrophes	88.2	96.5	93.0	88.7	93.1
Combined ratio before catastrophes and prior year development	89.2	92.8	92.6	87.1	91.8
MIDDLE MARKET
Combined ratio	91.6	117.1	103.5	104.1	98.8
Combined ratio before catastrophes	93.2	99.6	103.7	102.5	97.6
Combined ratio before catastrophes and prior year development	95.8	99.0	100.7	98.4	99.2
SPECIALTY
Combined ratio	112.6	104.9	117.4	107.9	108.2
Combined ratio before catastrophes	111.8	104.4	116.1	115.1	108.8
Combined ratio before catastrophes and prior year development	98.9	111.2	105.0	106.5	102.9
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	9%	9%	8%	7%	7%
Policy Count Retention
Small Commercial	82%	83%	84%	82%	84%
Middle Market	77%	79%	78%	73%	79%
New Business Premium $
Small Commercial	$134	$109	$109	$135	$145
Middle Market	$97	$80	$86	$78	$91
Policies in Force
Small Commercial	1,185,222	1,187,472	1,191,451	1,188,147	1,179,995
Middle Market	74,645	75,871	77,372	78,676	81,159

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
UNDERWRITING RESULTS	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Written premiums	$878	$859	$960	$950	$861
Change in unearned premium reserve	(18)	(52)	48	46	(48)
Earned premiums	896	911	912	904	909
Losses and loss adjustment expenses
Current accident year before catastrophes	568	593	628	595	574
Current accident year catastrophes [1]	26	126	—	216	39
Prior year development [2]	4	(14)	(49)	(23)	(55)
Total losses and loss adjustment expenses	598	705	579	788	558
Amortization of DAC	83	83	82	84	83
Underwriting expenses	143	144	141	146	150
Underwriting gain (loss)	$72	$(21)	$110	$(114)	$118

[1]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $143 related to Storm Sandy.

[2]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

Auto liability	$—	$(2)	$(38)	$(11)	$(30)
Homeowners	(8)	(22)	(4)	(1)	(5)
Catastrophes	2	—	(6)	(9)	(14)
Other reserve re-estimates, net	10	10	(1)	(2)	(6)
Total prior year development	$4	$(14)	$(49)	$(23)	$(55)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING GAIN (LOSS)	$72	$(21)	$110	$(114)	$118
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	63.4	65.1	68.9	65.8	63.1
Current accident year catastrophes [1]	2.9	13.8	—	23.9	4.3
Prior year development [2]	0.4	(1.5)	(5.4)	(2.5)	(6.1)
Total losses and loss adjustment expenses	66.7	77.4	63.5	87.2	61.4
Expenses	25.2	24.9	24.5	25.4	25.6
Combined ratio	92.0	102.3	87.9	112.6	87.0
Catastrophes
Current year [1]	2.9	13.8	—	23.9	4.3
Prior year	0.2	—	(0.7)	(1.0)	(1.5)
Catastrophe ratio	3.1	13.8	(0.7)	22.9	2.8
Combined ratio before catastrophes	88.8	88.5	88.6	89.7	84.3
Combined ratio before catastrophes and prior year development	88.6	90.0	93.3	91.3	88.8
PRODUCT
Automobile
Combined ratio	96.0	109.4	93.9	98.8	88.4
Combined ratio before catastrophes and prior year development	93.3	100.5	100.1	96.0	93.8
Homeowners
Combined ratio	82.7	86.1	74.5	144.1	83.8
Combined ratio before catastrophes and prior year development	77.9	65.7	78.2	80.2	77.4

[1]	Included in current accident year catastrophes in the three months ended December 31, 2012 was 15.7 points related to Storm Sandy.

[2]	Refer to footnote 2 on page 14 for a summary of (favorable) unfavorable prior year loss reserve development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$647	$623	$714	$710	$633
AARP Agency	45	40	37	32	27
Other Agency	173	181	196	194	186
Other	13	15	13	14	15
Total	$878	$859	$960	$950	$861
EARNED PREMIUMS
AARP Direct	$662	$674	$679	$671	$676
AARP Agency	35	32	27	23	19
Other Agency	184	188	194	195	201
Other	15	17	12	15	13
Total	$896	$911	$912	$904	$909
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$629	$595	$650	$649	$620
Homeowners	249	264	310	301	241
Total	$878	$859	$960	$950	$861
EARNED PREMIUMS
Automobile	$619	$632	$632	$630	$632
Homeowners	277	279	280	274	277
Total	$896	$911	$912	$904	$909
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	4%	4%	4%
Homeowners	6%	6%	6%	6%	6%
Policy Count Retention
Automobile	86%	86%	85%	84%	84%
Homeowners	87%	88%	87%	86%	85%
Premium Retention
Automobile	88%	87%	87%	86%	84%
Homeowners	92%	91%	91%	90%	89%
New Business Premium $
Automobile	$87	$77	$84	$85	$86
Homeowners	$30	$30	$32	$30	$25
Policies in Force
Automobile	2,018,628	2,015,323	2,029,078	2,044,874	2,065,317
Homeowners	1,322,290	1,319,101	1,321,149	1,323,557	1,330,117

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
UNDERWRITING RESULTS
Written premiums	$—	$1	$—	$6	$1
Change in unearned premium reserve	—	1	—	8	1
Earned premiums	—	—	—	(2)	—
Losses and loss adjustment expenses
Prior year development [1]	2	5	1	53	6
Total losses and loss adjustment expenses	2	5	1	53	6
Underwriting expenses	7	10	8	7	8
Underwriting loss	$(9)	$(15)	$(9)	$(62)	$(14)

[1]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Asbestos	$—	$—	$—	$48	$—
Environmental	1	2	—	3	5
Other reserve re-estimates, net	1	3	1	2	1
Total prior year development	$2	$5	$1	$53	$6

GROUP BENEFITS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Earned premiums	$812	$915	$926	$950	$957
Fee income	14	16	15	16	15
Net investment income	97	101	98	107	99
Net realized capital gains	18	9	11	—	20
Total revenues	941	1,041	1,050	1,073	1,091
Benefits, losses and loss adjustment expenses	639	717	746	759	807
Amortization of DAC	8	8	9	8	8
Insurance operating costs and other expenses	240	256	257	261	258
Restructuring and other costs	—	—	1	—	—
Total benefits and expenses	887	981	1,013	1,028	1,073
Income from continuing operations before income taxes	54	60	37	45	18
Income tax expense	12	14	7	10	—
Net income	42	46	30	35	18
Less: Net realized capital gains, after tax, excluded from core earnings	12	7	7	1	13
Core earnings	$30	$39	$23	$34	$5
After-tax margin (excluding buyouts)
Net income	4.5%	4.4%	2.9%	3.3%	1.7%
Core earnings	3.2%	3.8%	2.2%	3.2%	0.5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
PREMIUMS
Fully insured ongoing premiums
Group disability	$345	$411	$411	$423	$428
Group life	426	456	468	478	476
Other	41	48	47	49	50
Total fully insured ongoing premiums	$812	$915	$926	$950	$954
Total buyouts [1]	—	—	—	—	3
Total premiums	812	915	926	950	957
Group disability premium equivalents [2]	106	111	114	111	110
Total premiums and premium equivalents	$918	$1,026	$1,040	$1,061	$1,067
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$76	$25	$25	$27	$86
Group life	88	28	24	37	135
Other	5	3	6	2	7
Total fully insured ongoing sales	169	56	55	66	228
Total buyouts [1]	—	—	—	1	2
Total sales	169	56	55	67	230
Group disability premium equivalents [2]	15	8	7	3	31
Total sales and premium equivalents	$184	$64	$62	$70	$261
RATIOS [3]
Loss ratio
Group disability loss ratio	89.9%	85.8%	91.5%	93.1%	98.2%
Group life loss ratio	68.1%	70.0%	69.4%	66.5%	70.3%
Total loss ratio	77.4%	77.0%	79.3%	78.6%	83.0%
Expense ratio	30.0%	28.4%	28.4%	27.8%	27.5%
GAAP RESERVES, NET OF REINSURANCE RECOVERABLES [4]
Group disability	$5,267	$5,321	$5,346	$5,348	$5,342
Group life	1,116	1,164	1,151	1,159	1,174
Other	68	75	71	73	75
Total GAAP reserves	$6,451	$6,560	$6,568	$6,580	$6,591

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative service only fees and claims under claim management agreements.

[3]	Ratios calculated include fees and exclude the effects of buyout premiums.

[4]	Reinsurance recoverables were $250, $252, $254, $244 and $239, as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

MUTUAL FUNDS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Fee income	$164	$152	$148	$148	$151
Net investment loss	—	(1)	(1)	—	(1)
Net realized capital gains (losses)	—	—	1	(2)	1
Total revenues	164	151	148	146	151
Amortization of DAC	9	9	8	9	9
Insurance operating costs and other expenses [1]	126	118	112	108	111
Restructuring and other costs	1	1	1	1	—
Total benefits and expenses	136	128	121	118	120
Income before income taxes	28	23	27	28	31
Income tax expense	10	8	9	10	11
Net income	18	15	18	18	20
Less: Restructuring and other costs, after tax	(1)	(1)	(1)	(1)	—
Less: Net realized capital gains (losses), after tax, excluded from core earnings	(1)	—	—	—	—
Core earnings	$20	$16	$19	$19	$20
Return on assets (bps, after tax)
Net income	8.0	6.8	8.3	8.1	9.0
Core earnings	8.9	7.3	8.7	8.5	9.0

[1]
Includes compensation to servicing intermediaries of approximately $5 in the first quarter of 2013 related to on-going business with the Company's Retirement Plans and Individual Life businesses sold in January 2013; prior to the first quarter of 2013, compensation to servicing intermediaries was presented as a reduction to fee income.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT — BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
RETAIL MUTUAL FUNDS [1]
Beginning balance	$45,013	$44,267	$42,665	$45,315	$41,785
Sales	3,162	2,433	2,136	2,031	2,210
Redemptions	(3,176)	(2,726)	(2,436)	(2,856)	(3,069)
Net flows	(14)	(293)	(300)	(825)	(859)
Change in market value/currency/change in reserve/interest credited [2]	3,187	1,039	1,902	(1,825)	4,389
Ending balance	$48,186	$45,013	$44,267	$42,665	$45,315
DEFINED CONTRIBUTION INVESTMENT ONLY MUTUAL FUNDS [3]
Beginning balance	$16,598	$17,015	$16,678	$17,945	$16,140
Sales	942	720	662	793	856
Redemptions [4]	(1,426)	(1,484)	(1,144)	(1,386)	(1,157)
Net flows	(484)	(764)	(482)	(593)	(301)
Change in market value/currency/change in reserve/interest credited	1,508	347	819	(674)	2,106
Ending balance	$17,622	$16,598	$17,015	$16,678	$17,945
TOTAL MUTUAL FUNDS
Beginning balance	$61,611	$61,282	$59,343	$63,260	$57,925
Sales	4,104	3,153	2,798	2,824	3,066
Redemptions [4]	(4,602)	(4,210)	(3,580)	(4,242)	(4,226)
Net flows	(498)	(1,057)	(782)	(1,418)	(1,160)
Change in market value/currency/change in reserve/interest credited	4,695	1,386	2,721	(2,499)	6,495
Ending balance	$65,808	$61,611	$61,282	$59,343	$63,260
ANNUITY MUTUAL FUND ASSETS [5]	$26,628	$26,036	$26,839	$26,888	$29,145
TOTAL ASSETS UNDER MANAGEMENT	$92,436	$87,647	$88,121	$86,231	$92,405
AVERAGE ASSETS UNDER MANAGEMENT	$90,042	$87,884	$87,176	$89,318	$88,972

[1]	Includes mutual funds offered within 529 college savings plans previously categorized as Other.

[2]	Includes front end loads on A share products.

[3]	Includes mutual funds offered within employee directed retirement plans including on-going business related to the Company's Retirement Plans and Individual Life businesses sold in January 2013.

[4]	A planned redemption of approximately $1.4 billion occurred in April 2013. Redemptions presented herein do not include redemptions after March 31, 2013.

[5]	Includes Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT — BY ASSET CLASS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
EQUITY
Beginning balance	$35,843	$36,341	$35,694	$39,501	$35,489
Sales	1,559	1,117	1,047	1,275	1,416
Redemptions	(2,951)	(2,562)	(2,239)	(2,750)	(2,725)
Net flows	(1,392)	(1,445)	(1,192)	(1,475)	(1,309)
Change in market value/currency/change in reserve/interest credited	4,002	947	1,839	(2,332)	5,321
Ending balance	$38,453	$35,843	$36,341	$35,694	$39,501
FIXED INCOME
Beginning balance	$14,524	$13,941	$13,281	$13,321	$13,064
Sales	1,755	1,366	1,109	884	954
Redemptions	(1,133)	(1,042)	(828)	(1,056)	(1,027)
Net flows	622	324	281	(172)	(73)
Change in market value/currency/change in reserve/interest credited	67	259	379	132	330
Ending balance	$15,213	$14,524	$13,941	$13,281	$13,321
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$11,244	$11,000	$10,368	$10,438	$9,372
Sales	790	670	642	665	696
Redemptions	(518)	(606)	(513)	(436)	(474)
Net flows	272	64	129	229	222
Change in market value/currency/change in reserve/interest credited	626	180	503	(299)	844
Ending balance	$12,142	$11,244	$11,000	$10,368	$10,438
TOTAL MUTUAL FUNDS [2]	$65,808	$61,611	$61,282	$59,343	$63,260

[1]	Includes balanced, allocation, target date and alternatives.

[2]	Excludes annuity mutual fund assets.

TALCOTT RESOLUTION

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
NET INCOME (LOSS)
U.S. Annuity [1]	$63	$35	$188	$(19)	$198
International Annuity	(490)	(176)	(79)	402	(465)
Institutional	25	3	27	13	52
Other [2] [4]	108	(10)	(257)	44	45
Talcott Resolution net income (loss)	(294)	(148)	(121)	440	(170)
Less: Unlock benefit (charge), after tax [3]	(541)	42	(79)	(146)	214
Less: Restructuring and other costs, after tax	(1)	(14)	(21)	(9)	—
Less: Net reinsurance gain (loss) on dispositions, after tax	44	—	(270)	—	—
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	43	(387)	55	392	(603)
Talcott Resolution core earnings	$161	$211	$194	$203	$219
CORE EARNINGS (LOSSES)
U.S. Annuity [1]	$73	$96	$74	$80	$96
International Annuity	68	72	75	68	74
Institutional	9	(6)	(7)	5	4
Other [2] [4]	11	49	52	50	45
Talcott Resolution core earnings	$161	$211	$194	$203	$219
UNLOCK IMPACT on NET INCOME (LOSS) [3]
U.S. Annuity	$3	$(90)	$(74)	$(43)	$90
International Annuity	(544)	141	3	(100)	125
Institutional	—	—	6	—	—
Other [2]	—	(9)	(14)	(3)	(1)
Talcott Resolution unlock impact on net income (loss)	$(541)	$42	$(79)	$(146)	$214

[1]	Enhanced Surrender Value program costs reduced U.S. Annuity's net income and core earnings by $29 and $25, respectively, in the three months ended March 31, 2013.

[2]
Other consists of the PPLI, Retirement Plans and Individual Life businesses, as well as residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]	For additional information, refer to Unlock Attribution presented on page 8.

[4]
Includes derivative gains of $71 and $110 for the three months ended March 31, 2013 and December 31, 2012, respectively, primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
CORE EARNINGS - RETURN ON ASSETS (bps, after tax)
U.S. Annuity	38.4	50.1	38.1	39.6	46.8
International Annuity	82.8	84.0	86.4	77.5	82.4
FULL SURRENDER RATES
U.S. variable annuity	14.5%	10.4%	10.4%	13.0%	9.6%
Japan variable annuity	9.6%	3.7%	3.0%	3.9%	2.8%
ACCOUNT VALUE (end of period) [1]
U.S. variable annuity	$65,500	$64,825	$66,708	$66,538	$72,235
U.S. fixed annuity and other	10,797	10,847	11,005	11,228	11,507
Total U.S. Annuity account value	$76,297	$75,672	$77,713	$77,766	$83,742
International variable annuity	28,664	29,546	30,622	29,831	31,392
International fixed annuity	3,577	3,908	4,536	4,461	4,469
Total International Annuity account value	$32,241	$33,454	$35,158	$34,292	$35,861

[1]	Talcott Resolution total account value (including the account value information presented above) is summarized as follows:

Other account value [2]	102,780	102,429	105,594	104,567	106,913
Institutional	17,586	17,744	18,204	18,233	18,622
Institutional account value inter-segment funding	$(1,171)	$(1,156)	$(1,346)	$(1,329)	$(1,312)
Total account value	$227,733	$228,143	$235,323	$233,529	$243,826

[2]
Other account value includes the Retirement Plans and Individual Life businesses sold in January 2013 and PPLI. Account values associated with the Retirement Plans and Individual Life businesses no longer generate asset-based fee income following the sale of these businesses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY — SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
VARIABLE ANNUITIES
Beginning balance	$64,825	$66,708	$66,538	$72,235	$68,760
Deposits	226	209	130	169	307
Partial withdrawals	(710)	(815)	(711)	(780)	(815)
Full surrenders	(2,356)	(1,717)	(1,737)	(2,251)	(1,687)
Death benefits/annuitizations/other [1]	(468)	(459)	(388)	(397)	(449)
Transfers	—	(1)	2	—	3
Net flows	(3,308)	(2,783)	(2,704)	(3,259)	(2,641)
Change in market value/change in reserve/interest credited and other	3,983	900	2,874	(2,438)	6,116
Ending balance	$65,500	$64,825	$66,708	$66,538	$72,235
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$10,847	$11,005	$11,228	$11,507	$11,631
Deposits	6	7	9	16	46
Surrenders	(103)	(167)	(251)	(298)	(204)
Death benefits/annuitizations/other [1]	(74)	(109)	(105)	(106)	(102)
Transfers	1	—	1	(4)	1
Net flows	(170)	(269)	(346)	(392)	(259)
Change in market value/change in reserve/interest credited and other	120	111	123	113	135
Ending balance	$10,797	$10,847	$11,005	$11,228	$11,507
TOTAL U.S. ANNUITY
Beginning balance	$75,672	$77,713	$77,766	$83,742	$80,391
Deposits	232	216	139	185	353
Surrenders	(3,169)	(2,699)	(2,699)	(3,329)	(2,706)
Death benefits/annuitizations/other [1]	(542)	(568)	(493)	(503)	(551)
Transfers	1	(1)	3	(4)	4
Net flows	(3,478)	(3,052)	(3,050)	(3,651)	(2,900)
Change in market value/change in reserve/interest credited and other	4,103	1,011	2,997	(2,325)	6,251
Ending balance	$76,297	$75,672	$77,713	$77,766	$83,742

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INTERNATIONAL ANNUITY — SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
VARIABLE ANNUITIES
Beginning balance	$29,546	$30,622	$29,831	$31,392	$31,162
Surrenders	(752)	(395)	(309)	(379)	(311)
Death benefits/annuitizations/other [1]	(240)	(225)	(200)	(194)	(194)
Net flows	(992)	(620)	(509)	(573)	(505)
Change in market value/change in reserve/interest credited	2,527	2,500	532	(1,862)	2,681
Effect of currency translation	(2,417)	(2,956)	768	874	(1,946)
Ending balance	$28,664	$29,546	$30,622	$29,831	$31,392
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER
Beginning balance	$3,908	$4,536	$4,461	$4,469	$4,786
Surrenders	(41)	(47)	(57)	(152)	(47)
Death benefits/annuitizations/other [1]	(13)	(180)	(4)	(18)	1
Net flows	(54)	(227)	(61)	(170)	(46)
Change in market value/change in reserve/interest credited	37	42	22	23	40
Effect of currency translation	(314)	(443)	114	139	(311)
Ending balance	$3,577	$3,908	$4,536	$4,461	$4,469
TOTAL INTERNATIONAL ANNUITY
Beginning balance	$33,454	$35,158	$34,292	$35,861	$35,948
Surrenders	(793)	(442)	(366)	(531)	(358)
Death benefits/annuitizations/other [1]	(253)	(405)	(204)	(212)	(193)
Net flows	(1,046)	(847)	(570)	(743)	(551)
Change in market value/change in reserve/interest credited	2,564	2,542	554	(1,839)	2,721
Effect of currency translation	(2,731)	(3,399)	882	1,013	(2,257)
Ending balance	$32,241	$33,454	$35,158	$34,292	$35,861

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS

	AS OF:
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
U.S. Variable Annuity Business
S&P 500 index value at end of period	1,569	1,426	1,441	1,362	1,408

Total account value with guaranteed minimum death benefits (“GMDB”)	$65,500	$64,824	$66,707	$66,538	$72,235
GMDB gross net amount of risk ("NAR")	5,349	6,610	7,187	8,998	7,698
% of GMDB NAR reinsured	72%	67%	66%	62%	65%
GMDB retained NAR	1,498	2,168	2,458	3,461	2,724
GMDB net GAAP liability	293	310	308	337	322

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$34,106	$34,218	$34,836	$35,127	$38,312
GMWB gross NAR	361	650	761	1,198	847
% of GMWB NAR reinsured	19%	17%	16%	16%	16%
GMWB retained NAR [1]	293	540	636	1,009	711
GMWB net GAAP liability	651	1,022	1,179	1,790	1,355

Japan Variable Annuity Business
Yen / $	94.0	86.5	77.8	79.8	82.3
Yen / Euro	120.7	114.5	100.2	101.0	110.6

Total account value with GMDB	$26,934	$27,716	$28,725	$27,977	$29,396
GMDB gross NAR	3,091	5,736	9,107	9,477	7,580
% of GMDB NAR reinsured	20%	16%	13%	13%	15%
GMDB retained NAR	2,467	4,831	7,882	8,236	6,469

Total account value with guaranteed minimum income benefits (“GMIB”) [1]	$25,129	$25,960	$26,917	$26,119	$27,350
GMIB retained NAR [2]	1,280	3,316	6,092	6,470	4,785
GMDB/GMIB net GAAP liability	468	621	874	847	704

[1]	Total GMIB account value also includes other living benefits.

[2]
Policies with a guaranteed living benefit (a GMWB in the U.S., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Earned premiums	$—	$—	$—	$—	$—
Fee income	3	25	45	45	52
Net investment income	13	26	8	3	(6)
Other revenues	—	1	—	—	—
Net realized capital gains (losses)	(96)	84	9	17	15
Total revenues	(80)	136	62	65	61
Benefits, losses and loss adjustment expenses (income)	—	—	1	(1)	—
Insurance operating costs and other expenses	26	48	57	63	76
Loss on extinguishment of debt [1]	213	—	—	910	—
Reinsurance loss on dispositions [2]	69	—	118	—	—
Interest expense	107	109	109	115	124
Restructuring and other costs	16	67	17	28	9
Total benefits and expenses	431	224	302	1,115	209
Loss before income taxes	(511)	(88)	(240)	(1,050)	(148)
Income tax benefit	(153)	(49)	(44)	(372)	(52)
Net loss	(358)	(39)	(196)	(678)	(96)
Less: Restructuring and other costs, after tax	(10)	(43)	(11)	(18)	(6)
Less: Loss on extinguishment of debt, after tax [1]	(138)	—	—	(587)	—
Less: Net reinsurance loss on dispositions, after tax [2]	(69)	—	(118)	—	—
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(68)	59	9	7	12
Core losses	$(73)	$(55)	$(76)	$(80)	$(102)

[1]
In the first quarter of 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. In the second quarter of 2012 the Company repurchased all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.

[2]
In the first quarter of 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business. In the third quarter of 2012, reinsurance loss on dispositions consists of a goodwill impairment charge related to the sale of the Individual Life business.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	555	710	712	729	738
Tax-exempt	116	117	118	119	120
Total fixed maturities	671	827	830	848	858
Equity securities, trading	2,700	2,676	710	(1,687)	2,866
Equity securities, available-for-sale	6	14	5	8	10
Mortgage loans	65	84	88	86	79
Policy loans	20	29	30	30	30
Limited partnerships and other alternative investments [2]	66	44	28	72	52
Other [3]	57	71	75	81	69
Subtotal	3,585	3,745	1,766	(562)	3,964
Investment expense	(29)	(29)	(26)	(28)	(28)
Total net investment income	3,556	3,716	1,740	(590)	3,936
Less: Equity securities, trading	2,700	2,676	710	(1,687)	2,866
Total net investment income excluding trading securities	856	1,040	1,030	1,097	1,070
Annualized investment yield, before-tax [4] [5]	4.3%	4.3%	4.2%	4.5%	4.3%
Annualized investment yield, after tax [4]	3.0%	2.9%	2.9%	3.1%	3.0%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]
Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, repurchase agreement and dollar roll collateral, and consolidated variable interest entity non-controlling interests. Yield calculations for the three months ended March 31, 2013 exclude assets transfered due to the sale of the Retirement Plans and Individual Life businesses.

[5]
Excluding the impact of the disposed businesses, the current quarter annualized investment yield, before tax, of 4.3% was higher than the first quarter 2012 annualized yield of 4.2% primarily due to higher returns on limited partnerships and other alternative investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Net Investment Income (Loss)
Commercial Markets	$240	$228	$222	$239	$235
Consumer Markets	37	37	38	41	43
P&C Other Operations	35	36	35	39	39
Total Property & Casualty	312	301	295	319	317
Group Benefits	97	101	98	107	99
Mutual Funds	—	(1)	(1)	—	(1)
Talcott Resolution [1]]	3,134	3,289	1,340	(1,019)	3,527
Corporate	13	26	8	3	(6)
Total net investment income	3,556	3,716	1,740	(590)	3,936
Less: Equity securities, trading	2,700	2,676	710	(1,687)	2,866
Total net investment income excluding trading securities	$856	$1,040	$1,030	$1,097	$1,070

[1] Includes equity securities, trading.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$1,719	$167	$205	$246	$259
Gross losses on sales	(82)	(54)	(131)	(159)	(97)
Net impairment losses [2]	(21)	(185)	(37)	(98)	(29)
Valuation allowances on mortgage loans	—	13	—	—	1
Japan fixed annuity contract hedges, net [3]	3	6	(24)	2	(20)
Periodic net coupon settlements on credit derivatives/Japan [4]	(6)	(11)	2	4	(5)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	47	68	381	(115)	185
U.S. macro hedge	(85)	(48)	(109)	6	(189)
Total U.S. program	(38)	20	272	(109)	(4)
International program	(192)	(857)	(167)	753	(1,219)
Total results of variable annuity hedge program	(230)	(837)	105	644	(1,223)
Other net gain (loss) [5]	212	392	(1)	(50)	204
Total net realized capital gains (losses), before tax and DAC	$1,595	$(509)	$119	$589	$(910)
Less: Realized gain on dispositions, before tax	1,574	—	—	—	—
Less: Realized gains (losses), included in core earnings, before tax	(5)	(10)	9	9	(1)
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	26	(499)	110	580	(909)
Less: Impacts of DAC	(6)	(31)	(6)	(25)	(44)
Less: Impacts of tax	13	(174)	35	218	(328)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$19	$(294)	$81	$387	$(537)

[1]	Includes $1.5 billion of gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013.

[2]	Includes $177 of intent-to-sell impairments relating to the sales of the Retirement Plans and Individual Life businesses as of the three months ended December 31, 2012.

[3]
Relates to the Japan fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan FVO securities).

[4]	Included in core earnings.

[5]
Primarily consists of transactional foreign currency re-valuation associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, gains and losses on non-qualifying derivatives and Japan 3Win related foreign currency swaps. Includes $71 and $110 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013 and December 31, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Amount [1]	Percent	Amount [1] [2]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent
Total investments	$114,838	100.0%	$134,250	100.0%	$137,168	100.0%	$134,935	100.0%	$133,600	100.0%
Less: Equity securities, trading	28,099	24.5%	28,933	21.6%	29,980	21.9%	29,215	21.7%	30,722	23.0%
Total investments excluding trading securities	$86,739	75.5%	$105,317	78.4%	$107,188	78.1%	$105,720	78.3%	$102,878	77.0%
Asset-backed securities (“ABS”)	$2,422	3.5%	$2,763	3.2%	$2,758	3.2%	$3,002	3.5%	$3,087	3.7%
Collateralized debt obligations (“CDOs”)	2,558	3.7%	3,040	3.5%	3,072	3.5%	3,037	3.6%	3,043	3.7%
Commercial mortgage-backed securities (“CMBS”)	5,205	7.5%	6,321	7.4%	6,273	7.2%	6,346	7.4%	6,774	8.1%
Corporate	31,468	45.2%	44,049	51.3%	43,433	50.1%	42,983	50.5%	43,329	52.2%
Foreign government/government agencies	3,927	5.6%	4,136	4.8%	4,216	4.9%	3,598	4.2%	3,352	4.0%
Municipal	13,238	19.0%	14,361	16.7%	14,291	16.5%	14,125	16.6%	13,838	16.6%
Residential mortgage-backed securities (“RMBS”)	6,716	9.6%	7,480	8.7%	7,477	8.6%	6,981	8.2%	6,595	7.9%
U.S. Treasuries	4,133	5.9%	3,772	4.4%	5,206	6.0%	5,155	6.0%	3,139	3.8%
Total fixed maturities, AFS [3]	$69,667	100.0%	$85,922	100.0%	$86,726	100.0%	$85,227	100.0%	$83,157	100.0%
U.S. government/government agencies	$10,563	15.2%	$10,975	12.8%	$12,458	14.4%	$11,980	14.1%	$9,193	11.1%
AAA	7,265	10.4%	9,220	10.7%	9,128	10.5%	9,002	10.6%	9,712	11.7%
AA	13,877	19.9%	16,104	18.7%	16,305	18.8%	16,290	19.1%	16,463	19.8%
A	17,007	24.4%	22,650	26.4%	21,923	25.3%	21,207	24.9%	20,773	25.0%
BBB	17,079	24.5%	22,689	26.4%	22,665	26.1%	22,528	26.3%	22,664	27.2%
BB & below	3,876	5.6%	4,284	5.0%	4,247	4.9%	4,220	5.0%	4,352	5.2%
Total fixed maturities, AFS [3]	$69,667	100.0%	$85,922	100.0%	$86,726	100.0%	$85,227	100.0%	$83,157	100.0%

[1]	Represents the value at which the assets are carried on the Consolidating Balance Sheets. Consolidating Balance Sheets as of March 31, 2013 and December 31, 2012 are presented on page 4.

[2]
Total investments as of December 31, 2012 include $17.3 billion in carrying value of assets transferred by the Company in connection with the sale of the Retirement Plans and Individual Life businesses in January 2013.

[3]	Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2013

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Financial services	$6,221	$6,491	7.5%
Utilities	5,734	6,425	7.4%
Consumer non-cyclical	3,767	4,236	4.9%
Basic industry	3,068	3,303	3.8%
Technology and communications	2,947	3,298	3.8%
Energy	2,458	2,760	3.2%
Capital goods	2,199	2,470	2.8%
Consumer cyclical	1,741	1,930	2.2%
Transportation	1,005	1,114	1.3%
Other	234	303	0.3%
Total	$29,374	$32,330	37.3%
Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,540	$2,578	3.0%
State of California	400	441	0.5%
National Grid PLC	292	332	0.4%
General Electric Co.	338	310	0.4%
AT&T Inc.	250	305	0.4%
Commonwealth of Massachusetts	249	285	0.3%
Goldman Sachs Group Inc.	231	256	0.3%
HSBC Holdings PLC	257	255	0.3%
State of Illinois	235	246	0.3%
JP Morgan Chase & Co.	255	241	0.3%
Total	$5,047	$5,249	6.1%

[1]	Excludes equity securities, trading.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.